                                                                    EXHIBIT 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 22, 2000, relating to the financial statements of RenaGel LLC, which appears in GelTex Pharmaceuticals, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
January 11, 2002